Exhibit (a)(1)(iii)

Letter of Transmittal

Regarding Shares in Blackstone Alternative Alpha Fund

For Clients of Robert W. Baird & Co. Incorporated,

Raymond James Financial Services, Inc.

and UBS Financial Services Inc.

Tendered Pursuant to the Offer to Purchase

Dated September 20, 2018

The Offer and withdrawal rights will expire on October 22, 2018 and this Letter of Transmittal must be received by

the Fund’s Administrator, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on October 22, 2018, unless the Offer is extended

Complete this Letter of Transmittal and follow the Transmittal

Instructions included herein

Ladies and Gentlemen:

The undersigned hereby tenders to Blackstone Alternative Alpha Fund, a closed-end, non-diversified, management investment company organized under the laws of The Commonwealth of Massachusetts (the “Fund”), the shares of beneficial interest in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated September 20, 2018 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.

The undersigned hereby sells to the Fund the shares of beneficial interest in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the shares of beneficial interest in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial shares of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the shares tendered hereby. The undersigned acknowledges that State Street Bank and Trust Company, the Fund’s administrator, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the shares of beneficial interest in the Fund or portion thereof of the undersigned, as described in Section 6 of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 of the Offer to Purchase, this tender is irrevocable.

(PAGE 1 of 3)

VALUATION DATE: December 31, 2018

TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), October 22, 2018

PARTS 1, 2, 3, AND 4 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER TO PROCESS YOUR REQUEST

If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Administrator No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date.

PLEASE FAX OR MAIL TO THE FUND’S ADMINISTRATOR AT:

Regular Mail	Overnight Mail	Fax: (617) 956-0400
State Street Bank and Trust Company Attn: Blackstone Alternative Alpha Fund PO Box 5493 Boston, MA 02206-5501	State Street Bank and Trust Company Attn: Blackstone Alternative Alpha Fund 1 Heritage Drive, Mail Code: OHD0100 North Quincy, MA 02171	FOR ADDITIONAL INFORMATION CALL: (855) 890-7725

PART 1 – NAME (AS IT APPEARS ON YOUR BLACKSTONE ALTERNATIVE ALPHA FUND STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

PART 2 – REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Shares.

☐	Full Repurchase

☐	Partial Repurchase* of Shares (please only provide a number of Shares, not a dollar amount)

*

If the requested partial repurchase would put the account balance below the required minimum balance, the Fund may reduce the amount to be repurchased such that the required minimum balance is maintained, unless you indicate otherwise by checking the following box:

☐	Change request to Full Repurchase if amount requested to be repurchased would need to be reduced to maintain minimum account balance

(PAGE 2 of 3)

BLACKSTONE ALTERNATIVE ALPHA FUND ACCOUNT #:                                  (Should be the same as on page 2)

PART 3 – PAYMENT

Payments will be directed back to the account at your financial intermediary from which your subscription funds were debited. Contact your financial intermediary if you have any questions.

PART 4 – SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Prospectus and the Offer to Purchase dated September 20, 2018 (the “Offer to Purchase”) and all capitalized terms used herein have the meaning as defined in the Fund’s Prospectus. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering shareholder.

In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 3 of 3)

Letter of Transmittal

Regarding Shares in Blackstone Alternative Alpha Fund

For Clients of Merrill Lynch, Pierce, Fenner & Smith Incorporated

Tendered Pursuant to the Offer to Purchase

Dated September 20, 2018

Your Merrill Lynch Financial Advisor/Portfolio Manager must submit this Letter of Transmittal for processing by

11:59 p.m., Eastern Time, on October 22, 2018

The Offer and withdrawal rights will expire on

October 22, 2018, unless the Offer is extended

Should you wish to participate in the Offer, please contact your Merrill Lynch Financial Advisor/Portfolio Manager who will enter the order and provide you with a customized Letter of Transmittal for your account. The Letter of Transmittal generated for your account will need to be signed and returned or delivered to your Merrill Lynch Financial Advisor/Portfolio Manager.

For additional information call your Merrill Lynch Financial Advisor/Portfolio Manager.

(PAGE 1 of 6)

Blackstone Alternative Alpha Fund

Ladies and Gentlemen:

The undersigned hereby tenders to Blackstone Alternative Alpha Fund, a closed-end, non-diversified, management investment company organized under the laws of the Commonwealth of Massachusetts (the “Fund”), the shares of beneficial interest in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated September 20, 2018 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.

The undersigned hereby sells to the Fund the shares of beneficial interest in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the shares of beneficial interest in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial shares of interest in the Fund or portions thereof tendered hereby. A non-transferable, non-interest bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the shares tendered hereby. The undersigned acknowledges that State Street Bank and Trust Company, the Fund’s administrator, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the shares of beneficial interest in the Fund or portion thereof of the undersigned, as described in Section 6 of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 of the Offer to Purchase, this tender is irrevocable.

(PAGE 2 of 6)

Instructions to Tendering Shareholder:

Please contact your Merrill Lynch Financial Advisor/Portfolio Manager who will enter the tender order and provide you with a customized Letter of Transmittal for your account. The Letter of Transmittal generated for your account will need to be signed and returned or delivered to your Merrill Lynch Financial Advisor/Portfolio Manager. For additional information, call your Merrill Lynch Financial Advisor/Portfolio Manager. If the shareholder chooses to fax the signed Letter of Transmittal (or otherwise deliver not in original form), it should mail the original Letter of Transmittal to its Merrill Lynch Financial Advisor/Portfolio Manager promptly after it is initially delivered (although the original does not have to be received before 11:59 p.m., Eastern Time, on October 22, 2018).

(PAGE 3 of 6)

Tender Offer Request

Order Form - U.S. Investors

Document No.:	Client Account No.:
Subscriber Name:	Production No. / UST CAI No.:

These Tender Offer Request Signature Pages (or "Signature Pages") relate to the client's (the "Client") redemption from one or more investment funds (each, a "Fund"). The term "Fund" or "Funds" as used herein refers to each investment fund from which the Client is redeeming as set forth in the Signature Pages. The term "Interest" refers to any unit of participation, share, or other form of interest issued by a Fund.

Instructions for Placing a Request for a Tender Offer for the Funds

After discussing the terms of the tender offer or redemption request with the Client, the Financial Advisor, Portfolio Manager or registered representative (each, an "Investment Professional") must:

Step 1. REVIEW Client Information

Review all pages of this document for accuracy and completeness prior to delivery to the Client.

Step 2. DISCUSS with your Client

Ensure your Client understands, verifies and completes all sections of this document before signing.

Step 3. SIGN and DATE

Your Client must sign and date the document. (For fiduciary accounts, instructions for signing requirements are included in the offering kits of each Fund.)

Step 4. SCAN and SUBMIT

Scan the completed and signed document to your desktop and submit it through the Dashboard on the Alternative Investments Website.

SAMPLE

Investment Professional Attestation

The undersigned Investment Professional hereby certifies that the Client is known to and is a Client of the Investment Professional, and the Investment Professional has had substantive discussions with the Client regarding the Client's investment objectives. The Investment Professional confirms that he/she has a reasonable basis for believing (i) that all of the representations made by the Client on these Signature Pages are true and correct, based on information obtained from the Client concerning the Client's investment objectives, other investments, financial situation and needs, and any other information known to the Investment Professional, that a tender, redemption or withdrawal from the Fund is suitable for the Client and (ii) that the Client's contact information on record with the selling agent and as noted on these Signature Pages is true and correct. The Investment Professional confirmed that the Client is aware of the financial terms and risks applicable to a tender, redemption or withdrawal from the Fund and the specific class(es) and series of Interests issued by each Fund in which the Client currently invests.

Investment Professional Name

Investment Professional Signature | Date

Document No.:	Client Account No.:	Production No. / UST CAI No.:
Subscriber Name:		1 of 3

TENDER_v1.1

(PAGE 4 of 6)

Document No.: Client Account No.: Production No. / UST CAI No.:
Subscriber Name:

Client Account Details

Attention!
The Fund will not accept a P.O. Box as the Primary Address. If the address above is a P.O. Box, please handwrite a physical mailing address on the additional lines provided.

Account Registration and Address

Account Classification	Taxpayer Identification No.	Account Number

Request Tender / Redemption Details

Fund Name:				
Effective Date	Cut-off Date	Channel	Tender Type ☐ Full ☐ Partial	Units (If Partial)

Payment – Cash

Cash payments due pursuant to this request will be made directly to Merrill Lynch, Pierce, Fenner & Smith, Inc. or U.S. Trust, as indicated above, who will facilitate the distribution of proceeds to the Client's account.

SAMPLE

Document No.: Client Account No.: Production No. / UST CAI No.:
Subscriber Name: 2 of 3
TENDER_v1.1

(PAGE 5 of 6)

Document No.: Client Account No.: Production No. / UST CAI No.:
Subscriber Name:

Signature

By executing and submitting these Signature Pages, you acknowledge that this request is subject to all of the terms and conditions set forth in the Offer and the Letter of Transmittal. Except as stated in the Offer, this request is irrevocable. You acknowledge the absolute right of the Fund to reject any and all tenders, including those that the Fund determines, in its sole discretion, are not in the appropriate form. . You represent that you are the beneficial owner of the Interests in the Fund to which this request relates, or that the person signing this request is an authorized representative of the redeeming investor.

Internal Revenue Code Certification

Under penalties of perjury, by signature below, you hereby represent, warrant and certify as follows (a) the Social Security/Taxpayer ID Number set forth in these Signature Pages is your true, correct and complete Social Security/Taxpayer ID Number, and you are a U.S. citizen or other United States person (as defined in the instructions to IRS Form W-9) , (b) you are not subject to backup withholding because (i) you are exempt from backup withholding, (ii) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified you that you are no longer subject to backup withholding, (c) if an exemption from FATCA reporting was requested on this document then you certify that the FATCA code(s) entered on this document, if any, indicating that you are exempt from FATCA reporting is correct. You agree to notify your Investment Professional within 30 days of any change in the information set forth above.

Certification instructions. You must cross out item (b) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. **The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.**

SAMPLE

Signature 1:

Signature 1 Date

Signer's Name Title
(please print)

Signature 2:

Signature 2 Date

Signer's Name Title
(please print)

Document No.: Client Account No.: Production No. / UST CAI No.:
Subscriber Name: 3 of 3
TENDER_v1.1

(PAGE 6 of 6)

Letter of Transmittal

Regarding Shares in Blackstone Alternative Alpha Fund

For Clients of Citi Global Markets Inc.

Tendered Pursuant to the Offer to Purchase

Dated September 20, 2018

Your Citi Financial Advisor/Portfolio Manager must submit

this Letter of Transmittal for processing by

11:59 p.m., Eastern Time, on October 22, 2018

The Offer and withdrawal rights will expire on

October 22, 2018, unless the Offer is extended

Ladies and Gentlemen:

The undersigned hereby tenders to Blackstone Alternative Alpha Fund, a closed-end, non-diversified, management investment company organized under the laws of The Commonwealth of Massachusetts (the “Fund”), the shares of beneficial interest in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated September 20, 2018 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.

The undersigned hereby sells to the Fund the shares of beneficial interest in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the shares of beneficial interest in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial shares of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the shares tendered hereby. The undersigned acknowledges that State Street Bank and Trust Company, the Fund’s administrator, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the shares of beneficial interest in the Fund or portion thereof of the undersigned, as described in Section 6 of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 of the Offer to Purchase, this tender is irrevocable.

(PAGE 1 of 3)

VALUATION DATE: December 31, 2018

TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), October 22, 2018

PARTS 1, 2, 3, AND 4 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER TO PROCESS YOUR REQUEST

If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Administrator No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date.

PLEASE MAIL TO CITI GLOBAL MARKETS, INC.:

Citi Private Bank

AIC-Alternative Investment Unit

Attn: Andre Sarkissian

480 Washington Blvd, 15th Floor

Jersey City, NJ 07310

Fax: (740) 834-8068

PART 1 – NAME (AS IT APPEARS ON YOUR BLACKSTONE ALTERNATIVE ALPHA FUND STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

PART 2 – REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Shares.

☐	Full Repurchase

☐	Partial Repurchase* of Shares (please only provide a number of Shares, not a dollar amount)

*

If the requested partial repurchase would put the account balance below the required minimum balance, the Fund may reduce the amount to be repurchased such that the required minimum balance is maintained, unless you indicate otherwise by checking the following box:

☐	Change request to Full Repurchase if amount requested to be repurchased would need to be reduced to maintain minimum account balance

(PAGE 2 of 3)

BLACKSTONE ALTERNATIVE ALPHA FUND ACCOUNT #:                                                   (Should be the same as on page 2)

PART 3 – PAYMENT

Payments will be directed back to the account at your financial intermediary from which your subscription funds were debited. Contact your financial intermediary if you have any questions.

PART 4 – SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Prospectus and the Offer to Purchase dated September 20, 2018 (the “Offer to Purchase”) and all capitalized terms used herein have the meaning as defined in the Fund’s Prospectus. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering shareholder.

In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 3 of 3)

Letter of Transmittal

Regarding Shares in Blackstone Alternative Alpha Fund

For Clients of Hightower Securities, LLC, Fidelity Brokerage Services LLC,

RBC Capital Markets LLC, and Concert Wealth Management Inc.

Tendered Pursuant to the Offer to Purchase

Dated September 20, 2018

The Offer and withdrawal rights will expire on October 22, 2018 and this Letter of Transmittal must be received by

the Fund’s Administrator, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on October 22, 2018, unless the Offer is extended

Should you wish to participate in the Offer, please contact your Financial Advisor/Portfolio Manager who will be responsible to forward to the appropriate custodian. The Letter of Transmittal generated for your account will need to be signed and returned or delivered to your Financial Advisor/Portfolio Manager.

For additional information call your Financial Advisor/Portfolio Manager.

Ladies and Gentlemen:

The undersigned hereby tenders to Blackstone Alternative Alpha Fund, a closed-end, non-diversified, management investment company organized under the laws of The Commonwealth of Massachusetts (the “Fund”), the shares of beneficial interest in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated September 20, 2018 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.

The undersigned hereby sells to the Fund the shares of beneficial interest in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the shares of beneficial interest in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial shares of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the shares tendered hereby. The undersigned acknowledges that State Street Bank and Trust Company, the Fund’s administrator, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the shares of beneficial interest in the Fund or portion thereof of the undersigned, as described in Section 6 of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 of the Offer to Purchase, this tender is irrevocable.

(PAGE 1 of 3)

VALUATION DATE: December 31, 2018

TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), October 22, 2018

PARTS 1, 2, 3, AND 4 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER TO PROCESS YOUR REQUEST

If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Administrator No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date.

PLEASE SEND TO YOUR FINANCIAL ADVISOR/PORTFOLIO MANAGER

PART 1 – NAME (AS IT APPEARS ON YOUR BLACKSTONE ALTERNATIVE ALPHA FUND STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

PART 2 – REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Shares.

☐	Full Repurchase

☐	Partial Repurchase* of Shares (please only provide a number of Shares, not a dollar amount)

*

If the requested partial repurchase would put the account balance below the required minimum balance, the Fund may reduce the amount to be repurchased such that the required minimum balance is maintained, unless you indicate otherwise by checking the following box:

☐	Change request to Full Repurchase if amount requested to be repurchased would need to be reduced to maintain minimum account balance

PART 3 – PAYMENT

Payments will be directed back to the account at your financial intermediary from which your subscription funds were debited. Contact your financial intermediary if you have any questions.

(PAGE 2 of 3)

PART 4 – SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Prospectus and the Offer to Purchase dated September 20, 2018 (the “Offer to Purchase”) and all capitalized terms used herein have the meaning as defined in the Fund’s Prospectus. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering shareholder.

In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 3 of 3)

Letter of Transmittal

Regarding Shares in Blackstone Alternative Alpha Fund

For Clients of Morgan Stanley Smith Barney LLC

Tendered Pursuant to the Offer to Purchase

Dated September 20, 2018

The Offer and withdrawal rights will expire on October 22, 2018 and this Letter of Transmittal must be received by

the Fund’s Administrator, either by mail or by fax, by 11:59 p.m.,

Eastern Time, on October 22, 2018, unless the Offer is extended

Complete this Letter of Transmittal and follow the Transmittal

Instructions included herein

Ladies and Gentlemen:

The undersigned hereby tenders to Blackstone Alternative Alpha Fund, a closed-end, non-diversified, management investment company organized under the laws of The Commonwealth of Massachusetts (the “Fund”), the shares of beneficial interest in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated September 20, 2018 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.

The undersigned hereby sells to the Fund the shares of beneficial interest in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the shares of beneficial interest in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial shares of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the shares tendered hereby. The undersigned acknowledges that State Street Bank and Trust Company, the Fund’s administrator, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the shares of beneficial interest in the Fund or portion thereof of the undersigned, as described in Section 6 of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 of the Offer to Purchase, this tender is irrevocable.

(PAGE 1 of 3)

VALUATION DATE : December 31, 2018

TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), October 22, 2018

PARTS 1, 2, 3, AND 4 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER TO PROCESS YOUR REQUEST

If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Administrator No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date.

PLEASE FAX OR MAIL TO THE FUND’S ADMINISTRATOR AT:

Regular Mail	Overnight Mail	Fax: (617) 956-0400
State Street Bank and Trust Company Attn: Blackstone Alternative Alpha Fund PO Box 5493 Boston, MA 02206-5501	State Street Bank and Trust Company Attn: Blackstone Alternative Alpha Fund 1 Heritage Drive, Mail Code: OHD0100 North Quincy, MA 02171	FOR ADDITIONAL INFORMATION CALL: (855) 890-7725

In addition to this document, please ensure that a Redemption ticket is processed in the Morgan Stanley Alternative Investments Order Entry system. Failure to process a ticket, may result in delays in disbursing the funds to the client account(s).

PART 1 – NAME (AS IT APPEARS ON YOUR BLACKSTONE ALTERNATIVE ALPHA FUND STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

PART 2 – REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Shares.

☐	Full Repurchase

☐	Partial Repurchase* of Shares (please only provide a number of Shares, not a dollar amount)

*

If the requested partial repurchase would put the account balance below the required minimum balance, the Fund may reduce the amount to be repurchased such that the required minimum balance is maintained, unless you indicate otherwise by checking the following box:

☐	Change request to Full Repurchase if amount requested to be repurchased would need to be reduced to maintain minimum account balance

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BLACKSTONE ALTERNATIVE ALPHA FUND ACCOUNT #:                                                   (Should be the same as on page 2)

PART 3 – PAYMENT

Payments will be directed back to the account at your financial intermediary from which your subscription funds were debited. Contact your financial intermediary if you have any questions.

PART 4 – SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Prospectus and the Offer to Purchase dated September 20, 2018 (the “Offer to Purchase”) and all capitalized terms used herein have the meaning as defined in the Fund’s Prospectus. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering shareholder.

In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

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